Exhibit 99.1

FIRST AMENDMENT, dated as of October 25, 2007 (this “Amendment”), to the CREDIT AGREEMENT dated as of December 21, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among THE DRESS BARN, INC., a Connecticut corporation, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent and collateral agent for such lenders

WHEREAS, the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein; and

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement and the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recital hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendment of “Permitted Investments” Definition: Paragraph (f) of the “Permitted Investments” definition in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows (such amendment to be given effect as of December 21, 2005, as if the Credit Agreement as originally executed had contained the amended definition):

“(f) investments in unconsolidated entities that do not constitute subsidiaries of the Borrower; provided that the sum of all such investments shall not exceed $10,000,000 in the aggregate.”

SECTION 3. Amendment of Section 6.08(a) of the Credit Agreement. Section 6.08(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

“The Borrower will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, (iii) the Borrower may make Restricted Payments, not exceeding $1,000,000 during any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries and (iv) the Borrower may repurchase shares of its common stock (either in the open market or through private transactions) pursuant to the Borrower’s stock buyback program, in an aggregate amount not to exceed $125,000,000 in any fiscal year; provided that at the time of and immediately after giving effect to any such Restricted Payment, (x) the Borrower shall be in Pro Forma Compliance and (y) no Default or Event of Default shall have occurred and be continuing.

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SECTION 4. Representations, Warranties and Agreements. The Borrower, hereby represents and warrants to and agrees with each Lender and the Administrative Agent that:

(a) The representations and warranties set forth in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the Amendment Effective Date (as defined below) and after giving effect to this Amendment, with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct as of such earlier date.

(b) As of the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Borrower and Lenders constituting at least the Required Lenders.

SECTION 6. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms “Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the date first above written.

DRESS BARN, INC., A CONNECTICUT CORPORATION,

by:	/s/ Armand Correia
Name: Armand Correia
Title: Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,

by:	/s/ Peter M. Killea
Name: Peter M. Killea
Title: Vice President

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Exhibit 99.1

To approve the First Amendment to the Dress Barn, Inc. Credit Agreement:

Name of Institution:

National City Bank

by:	Kelly Curtin
Name: Kelly Curtin
Title: Portfolio Manager

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To approve the First Amendment to the Dress Barn, Inc. Credit Agreement:

Name of Institution:

U.S. Bank N. A.

by:	Michael P. Dickman
Name: Michael P. Dickman
Title: Vice President

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To approve the First Amendment to the Dress Barn, Inc. Credit Agreement:

Name of Institution:

The CIT Group/Business Credit, Inc.

by:	Matthew DeFranco
Name: Matthew DeFranco
Title: Vice President

by:		[1]
Name:
Title:

    1  For any institution requiring a second signature line.

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To approve the First Amendment to the Dress Barn, Inc. Credit Agreement:

Name of Institution:

Israel Discount Bank of New York

by:	Walter T. Duffy III
Name: Walter T. Duffy III
Title: First Vice President

by:	Richard Tripaldi	[1]
Name: Richard Tripaldi
Title: Assistant Vice President

    1  For any institution requiring a second signature line.

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To approve the First Amendment to the Dress Barn, Inc. Credit Agreement:

Name of Institution:

Wells Fargo Retail Finance

by:	Danielle Baldinelle
Name: Danielle Baldinelle
Title: AVP

by:		[1]
Name:
Title:

    1  For any institution requiring a second signature line.

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To approve the First Amendment to the Dress Barn, Inc. Credit Agreement:

Name of Institution:

Bank of America, NA

by:	Thomas Kainamura
Name: Thomas Kainamura
Title: Vice President

by:		[1]
Name:
Title:

    1  For any institution requiring a second signature line.

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To approve the First Amendment to the Dress Barn, Inc. Credit Agreement:

Name of Institution:

North Fork Business Capital Corp.

by:	Ron Walker
Name: Ron Walker
Title: Vice President

by:	Not Applicable	[1]
Name:
Title:

    1  For any institution requiring a second signature line.

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To approve the First Amendment to the Dress Barn, Inc. Credit Agreement:

Name of Institution:

CITIBANK, N.A.

by:	William A. DeMilt, Jr.
Name: William A. DeMilt, Jr.
Title: Senior Vice President

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